EXHIBIT 16.1
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                            Mendlowitz Weitsen, LLP.
                               K2 Brier Hill Court
                          East Brunswick, NJ 08816-3341


U.S. Securities and Exchange Commission
Washington, DC 20549

Dear Sir or Madam:

We have reviewed the Form 8-K dated February 23, 2005 to be filed by iVoice, Inc. and agree with the statements made by iVoice, Inc. therein.



                                              Respectfully yours,


                                              Mendlowitz Weitsen, LLP.